SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Buffalo Balanced Fund, Inc.
------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)       Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

   2)       Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

   4)       Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

   5)       Total fee paid:

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[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1)       Amount Previously Paid:
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   2)       Form, Schedule or Registration Statement No.:
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   3)       Filing Party:
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   4)       Date Filed:
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



                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Buffalo Equity Fund, Inc.
------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)       Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

   2)       Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

   4)       Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

   5)       Total fee paid:

------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1)       Amount Previously Paid:
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   2)       Form, Schedule or Registration Statement No.:
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   3)       Filing Party:
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   4)       Date Filed:
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



                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Buffalo High Yield Fund, Inc.
------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)       Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

   2)       Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

   4)       Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

   5)       Total fee paid:

------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1)       Amount Previously Paid:
------------------------------------------------------------------------------


   2)       Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------


   3)       Filing Party:
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   4)       Date Filed:
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



                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Buffalo Small Cap Fund, Inc.
------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)       Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

   2)       Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

   4)       Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

   5)       Total fee paid:

------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1)       Amount Previously Paid:
------------------------------------------------------------------------------


   2)       Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------


   3)       Filing Party:
------------------------------------------------------------------------------


   4)       Date Filed:
------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Buffalo USA Global Fund, Inc.
------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


   1)       Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

   2)       Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

   4)       Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

   5)       Total fee paid:

------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1)       Amount Previously Paid:
------------------------------------------------------------------------------


   2)       Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------


   3)       Filing Party:
------------------------------------------------------------------------------


   4)       Date Filed:
------------------------------------------------------------------------------

                                January 5, 2000


                           Buffalo Balanced Fund, Inc.
                            Buffalo Equity Fund, Inc.
                          Buffalo High Yield Fund, Inc.
                          Buffalo Small Cap Fund, Inc.
                          Buffalo USA Global Fund, Inc.


Dear Shareholders:

The Board of Directors of the Buffalo Funds has called a special meeting of shareholders to be held in Kansas City, Missouri on February 7, 2001 to consider the following proposals:

     1.   Electing a Board of Directors for each Buffalo Fund;

     2. Approving a new Management Agreement between each Buffalo Fund and Kornitzer Capital Management, Inc.; and

     3. Ratifying the appointment by the Directors of Ernst & Young, LLP as the independent auditors for the Buffalo Funds for the fiscal year ending March 31, 2001.

In addition to electing the Board of Directors and ratifying the Funds' auditors, shareholders are being asked to approve new agreements under which Kornitzer Capital Management, Inc. ("Kornitzer") will serve as the investment manager for the Funds. As you know, Kornitzer has served as the investment sub-adviser to Jones & Babson, Inc. since each Fund's inception, and is responsible for the day-to-day management of each Fund's portfolio of investments. If shareholders approve the proposed Management Agreement for each Fund, Kornitzer will replace Jones & Babson, Inc. as manager of the Funds, and will continue to manage the investments of the Funds. No change in the Kornitzer portfolio management team responsible for managing the assets of the Funds is expected.

The Board of Directors has approved the new Management Agreement with Kornitzer for each Fund and recommends that shareholders vote to approve the new agreements. Please take a few moments to review the attached proxy statement and complete, sign and return the enclosed proxy card(s) in the attached envelope.

Thank you for your continued support of the Buffalo Funds. If you should have any questions regarding the proxy material, please call 1 (800) 492-8332 to speak to a representative who will help you. I hope that you will take the time to review the attached proxy statement and provide us with your vote on these important issues.


                                   Sincerely,

                                         /s/ Stephen S. Soden
                                         -------------------------------------
                                             Stephen S. Soden,
                                             President and Chairman of the Board
                                              of each Buffalo Fund

                           Buffalo Balanced Fund, Inc.
                            Buffalo Equity Fund, Inc.
                          Buffalo High Yield Fund, Inc.
                          Buffalo Small Cap Fund, Inc.
                          Buffalo USA Global Fund, Inc.

                    Notice of Special Meeting of Shareholders
                         to be held on February 7, 2001

A special meeting of the shareholders of Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., and Buffalo USA Global Fund, Inc. (the "Buffalo Funds" or the "Funds"), will be held on February 7, 2001 at 2:00 p.m. Central time at the offices of Jones & Babson, Inc. on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri.

During the meeting, or any adjournments thereof (the "Meeting"), shareholders of each Buffalo Fund will vote on the following Proposals:

     1.   To elect a Board of Directors for the Fund.

     2. To approve a new Management Agreement between the Fund and Kornitzer Capital Management, Inc.

     3. To ratify the selection of Ernst & Young, LLP as the independent auditors for the Fund for the fiscal year ending March 31, 2001.

     4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting.

The Board of Directors has fixed December 15, 2000 as the record date for determining the shareholders who will be entitled to vote at the Meeting.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed proxy instruction form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors.



                               By Order of the Board of Directors,

                               /s/ Martin A. Cramer
                               -------------------------
                                   Martin A. Cramer
                                   Secretary


Kansas City, Missouri
January 5, 2000

Your vote is important. Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                          Page


Proposal One:    To elect a Board of Directors................................3

Proposal Two:    To approve a new Management Agreement between
                 each Buffalo Fund and Kornitzer Capital Management, Inc......5

Proposal Three:  To ratify the selection of Ernst & Young, LLP as independent auditors......................................8

Proposal Four:   Other Business...............................................9

Additional Information.......................................................10

Exhibit:                   Form of New Management Agreement

                                  PROPOSAL ONE

                          To Elect a Board of Directors

Each Buffalo Fund has a Board of Directors consisting of six persons. The role of a Fund's Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet quarterly and review the Fund's performance and oversee the services provided to the Fund by the investment manager, sub-adviser and the Fund's other service providers.

Who are the nominees for the Board of Directors?

The nominees for election to the Board of Directors  are: Gene M. Betts,  Thomas
S. Case, Kent W. Gasaway, J. Gary Gradinger, Philip J. Kennedy, and Stephen S. Soden (collectively, the "Nominees"). Messrs. Case, Gasaway and Soden are current members of the Board of Directors. Each Nominee is currently eligible and has consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Directors, and the election and qualification of their successors. If any of the Nominees should become unavailable, the persons named as proxies will vote in their discretion for another person or other persons who may be nominated as Directors.

The following table lists the nominees for Director, their ages, and a brief description of their recent professional experience.

Gene M. Betts (48). P.O. Box 11315, Kansas City, Missouri 64112. Senior Vice President and Treasurer, Sprint Corporation (telecommunications) since 1987; and formerly, Director, Great Plains Trust Company (1994-2000).

Thomas S. Case (59). 515 Piney Creek Road, Reno, Nevada 89511. Director of each Buffalo Fund since inception. Retired; and formerly President and Chief Executive Officer, the Frankona American Companies (insurance company).

Kent W. Gasaway* (40). 5420 West 61st Place, Shawnee Mission, Kansas 66205. Director of each Buffalo Fund since inception. Senior Vice President, Kornitzer Capital Management, Inc. since November 1991; and formerly, Assistant Vice President, Waddell & Reed, Inc. (mutual fund manager) from May 1982 to November 1991.

J. Gary Gradinger (57). 400 E. 10th Avenue, Kansas City, Missouri 64116. Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile and cleaning products) since1968.

Philip J. Kennedy (55). 1109 E. Pine Street, Grove City, Pennsylvania 16127. Faculty member, Accounting Department, Slippery Rock University since 1984; Self-employed consultant and certified public accountant; and formerly, Director, Great Plains Trust Company (1994-2000).

Stephen S. Soden* (55). 700 Karnes Blvd., Kansas City, Missouri 64108. Director of each Buffalo Fund since 1999. President and Director, Jones & Babson, Inc. (mutual fund manager and service provider) since 1999; and President and Director (or Trustee) of each of the Babson Funds, UMB Scout Funds, J&B Funds and the Investors Mark Series Funds; Director, AFBA 5 Star Fund, Inc. Mr. Soden is Director and Senior Vice President of Business Men's Assurance Company of America, Inc. and serves as President and Director of BMA Financial Services, Inc.

* This Director is an "interested person" of each Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a mutual fund's Board of Directors. Mr. Soden is an interested person due to his employment affiliation with Jones & Babson, Inc., the current manager and distributor of each Fund. Mr. Gasaway is considered to be an interested person because he is affiliated with Kornitzer Capital Management, Inc., the sub-adviser (and proposed manager) of each Fund.

From 1994 until December 31, 2000, Messrs. Betts and Kennedy served on the Board of Directors of Great Plains Trust Company, which is a wholly-owned subsidiary of Kornitzer. Both gentlemen also owned stock of Great Plains Trust Company, all of which has been sold. Neither gentleman is presently affiliated with Kornitzer.

How often do the Directors meet and what are they paid?

The Directors generally meet on a quarterly basis to review the business operations, regulatory compliance and investment performance of the Buffalo Funds. The Directors also oversee the investment management services furnished to the Buffalo Funds. During the fiscal year ended March 31, 2000, there were four meetings of the Board, and all Directors were in attendance at the meetings.

The interested Directors are not compensated for their service as Directors of the Funds since they are paid separately by Jones & Babson, Inc. or Kornitzer, as appropriate. None of the independent Directors are paid by the Buffalo Funds for their normal duties and services. Instead, the independent Directors' compensation and expenses arising out of normal operations are paid by the Funds' manager under the provisions of each Fund's Management Agreement. For the fiscal year ended March 31, 2000, the total compensation paid to Thomas S. Case for service as an independent Director of the Buffalo Funds was $5,500. As interested persons, Messrs. Gasaway and Soden were not paid for their services as Directors.

What is the required vote?

Each Director of a Fund shall be elected by a plurality of the votes cast by that Fund's shareholders at the Meeting. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions.

Who are the Executive Officers of the Funds?

Executive Officers of the Buffalo Funds are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer (with the exception of Stephen S. Soden, whose biographical information is included above), is a brief description of his or her recent professional experience:

--------------------------------------------------------------------------------

Name and Offices                        Principal Occupation
with the Funds                          During Past Five Years and Age

--------------------------------------------------------------------------------

P. Bradley Adams
Vice President and Treasurer since inception

     Vice President and Treasurer, Jones & Babson, Inc., and of each of the J&B Funds, Babson Funds, UMB Scout Funds and Buffalo Funds; Vice President and Chief Financial Officer, AFBA 5 Star Fund, Inc.; Principal Financial Officer, Investors Mark Series, Fund, Inc. Age 39.

--------------------------------------------------------------------------------

W. Guy Cooke
Vice President and Chief Compliance Officer since 1998.

     Since 1998, Chief Compliance Officer, Jones & Babson, Inc., and Vice President and Chief Compliance Officer of each of the J&B Funds, Babson Funds, UMB Scout Funds, Buffalo Funds, and AFBA 5 Star Fund, Inc.; formerly, Director of Compliance, American Century Companies. Age 39.
--------------------------------------------------------------------------------

Martin A. Cramer
Vice President and Secretary since inception.

     Vice President and Secretary, Jones & Babson, Inc., and of each of the J&B Funds, Babson Funds, UMB Scout Funds and Buffalo Funds; Secretary and Assistant Vice President, AFBA 5 Star Fund, Inc.; Secretary, Investors Mark Series Fund, Inc. Age 50.
--------------------------------------------------------------------------------

Constance E. Martin
Vice President since inception.

     Assistant Vice President, Jones & Babson, Inc.; Vice President of each of the Jones & Babson Funds, Babson Funds, UMB Scout Funds and Buffalo Funds. Age 39.

--------------------------------------------------------------------------------

                                  PROPOSAL TWO

                  To Approve a New Management Agreement Between
            each Buffalo Fund and Kornitzer Capital Management, Inc.

Under the 1940 Act, the shareholders of a mutual fund must approve any investment management agreement for the fund. This proposal sets forth information about the Buffalo Funds' current and proposed investment management agreements, the investment advisers who provide services, and a discussion of the various factors considered by the Board when it approved the proposed agreements to be considered at the meeting.

What are the current and proposed management arrangements for the Buffalo Funds?

The current investment manager for the Buffalo Funds is Jones & Babson, Inc. ("Jones & Babson"). Jones & Babson has served as the investment manager for each Fund since its inception, pursuant to a separate Management Agreement with each Fund (these agreements are referred to as the "Current Agreements"). Under the Current Agreements, each Fund pays Jones & Babson an annual management fee and Jones & Babson, in exchange, provides or pays the costs of all investment management and administrative services required to operate the Funds on a daily basis. Jones & Babson received the following annual management fees for serving as the Funds' manager during the fiscal year ended March 31, 2000: Balanced Fund, $353,629; Equity Fund, $311,631; High Yield Fund, $532,475; Small Cap Fund, $213,366; USA Global Fund, $405,875. Under each Fund's Investment Counsel Agreement, Jones & Babson paid Kornitzer exactly half of these amounts as compensation for serving as sub-adviser.

The Current Agreements provide that Jones & Babson will hire Kornitzer to serve as sub-adviser to manage the assets of the Fund. Therefore, Jones & Babson has entered into an Investment Counsel Agreement for each Fund with Kornitzer, under which Kornitzer has managed the assets of each Fund since its inception. In terms of administrative services, Jones & Babson provides the transfer agency, fund accounting and administrative services needed to operate the Funds, and pays the fees of the Funds' independent Directors, custodian, legal counsel and independent auditors. Jones & Babson also serves as the distributor of the Funds' shares.

Management of the Funds is proposing to change the contractual arrangements for the Funds such that Kornitzer will replace Jones & Babson as the investment manager for each Buffalo Fund. The Funds' Board of Directors has approved a new Management Agreement for each Fund, under which Kornitzer will serve as the Fund's investment manager (these agreements are referred to as the "New Agreements"). As manager, Kornitzer will continue to manage each Fund's assets in the same way it currently manages each Fund's assets in its present capacity as sub-adviser. In addition, Kornitzer will provide or pay the costs of the administrative services needed to operate the Funds. Management expects that Jones & Babson and other service providers will continue to provide the Funds with the required services.

Kornitzer is a federally registered investment advisory firm founded in 1989. It currently manages approximately $1.2 billion in client assets for mutual funds, corporations, pensions and individuals. In addition to the Buffalo Funds, Kornitzer serves as sub-adviser to the AFBA 5 Star Funds, a family of four mutual funds sold primarily to military personnel with objectives and policies substantially similar to the Buffalo Funds (except that there is no small cap fund in the AFBA 5 Star family). The sub-advisory fees paid to Kornitzer for managing the AFBA 5 Star Funds are 0.33% of each Fund's average annual net assets which is less than the fees it receives for managing for the Buffalo Funds. Kornitzer is a closely held corporation controlled by persons who are active in the management of the firm's business. John C. Kornitzer is the principal stockholder of the firm and serves as the firm's president and Chairman of the Board of Directors. Kent W. Gasaway and Thomas W. Laming who, together with Mr. Kornitzer, are responsible for managing the Funds, each own more than 5% of the firm.

What are the terms of the Current Agreements?

Under the Current Agreements, Jones & Babson is required to provide investment management and administrative services to the Funds for an annual management fee, in each case, of 1.00% of the Fund's average total net assets. The Current Agreements state that investment management services shall include analysis, research and portfolio recommendations consistent with each Fund's stated objectives and policies. With respect to such services, the Current Agreements require Jones & Babson, as its own expense, to hire Kornitzer as sub-adviser to manage the assets of the Funds on a day-to-day basis.

Administrative services to be provided under the Management Agreements include transfer agency, fund accounting, administrative services and related personnel. As manager, Jones & Babson is also obligated to pay the expenses of the Funds' legal counsel, independent auditor, custodian and independent Directors. The Current Agreements also require the Funds, rather than Jones & Babson, to directly pay certain of their expenses, including fees required to sell the Funds' shares in the various states, as well as taxes, interest and certain extra ordinary expenses.

As required under the 1940 Act, each Current Agreement may be terminated by the Board or by shareholders, and terminates automatically if it is assigned to another party. Also, each New Agreement must be renewed annually after its initial term by the Fund's shareholders or the Board of Directors, as well as a majority of the Fund's independent Directors. Initially, each Current Agreement was approved by the Board, including the independent Directors, and by the initial shareholder of each Fund, consistent with the 1940 Act. The Current Agreements also give Kornitzer the right to control the Funds' right to use the name "Buffalo."

What are the terms of the New Agreements?

The New Agreements contain substantially the same terms and conditions as the Current Agreements, with the following differences. The manager will be Kornitzer rather than Jones & Babson, and the new effective date of each Agreement is the day of the shareholder meeting. Since Kornitzer will serve as manager, and will manage the assets of the Funds directly, there is no provision in the New Agreements requiring the use of a sub-adviser. The New Agreements will continue to protect Kornitzer's right to control the Funds' use of the name "Buffalo." There will be no change in the management fees to be paid by the Funds.

If approved by shareholders, each proposed Agreement will take effect immediately and will have an initial term of two years. Thereafter, it can be renewed for successive one-year periods provided its renewal is approved by the Board or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and, in either event, by the vote cast in person of a majority of the independent Directors.

The proposed form of the New Agreement is attached as an Exhibit to this Proxy Statement.

What factors did the Board of Directors consider in approving the New Agreement?

At its most recent quarterly meeting held on October 25, 2000, the Board of Directors of the Buffalo Funds considered the proposed arrangements under which Kornitzer would serve as investment manager of the Funds, rather than as sub-adviser to Jones & Babson. Director Kent Gasaway of Kornitzer outlined that firm's view that it would be appropriate for Kornitzer to function as manager in view of the firm's long range business plans, its close connection to the Funds' shareholder base and its integral function of managing the assets of the Funds. He also confirmed that the portfolio management team responsible for the Funds was not expected to change. The Board discussed the various non-advisory services required by the Funds, which would be provided or obtained by Kornitzer under the modified arrangements. Mr. Soden, on behalf of Jones & Babson, noted Jones & Babson's willingness to continue providing such services in the role of a service provider, rather than as manager.

Following their discussions, the Board unanimously approved the New Agreements and authorized the Funds to hold a shareholder meeting to seek approval of the New Agreements. The Board also unanimously approved the renewal of the Current
Agreements and the current sub-advisory agreements with Kornitzer for an additional year, so that those agreements would continue in place through the shareholder meeting. If the New Agreement is not approved for any Fund at the scheduled shareholder meeting, the Current Agreement and sub-advisory agreement for that Fund will continue in place.

What is the required vote?

Provided that a quorum is present, the approval of the New Agreement for a Buffalo Fund requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

The Board of Directors Unanimously Recommends That You Vote To Approve Proposal Two.


                                 PROPOSAL THREE

                  To Ratify the Selection of Ernst & Young, LLP
                            as Independent Auditors.

How are independent auditors selected?

The Board has a standing Audit Committee consisting of Messrs. Thomas S. Case, Francis C. Rood, William H. Russell, and H. David Rybolt, each of whom are independent Directors. The Audit Committee reviews the arrangements for and scope of the audit conducted by the Buffalo Funds' independent auditors, oversees the Buffalo Funds' accounting and financial policies, practices and internal controls, reports to the full Board as to the information received from the auditor and submits a recommendation to the full Board as to the selection of independent auditors. The Audit Committee met once during the fiscal year ended March 31, 2000, following completion of the annual audit by Ernst & Young, LLP. If elected, the following Nominees, as described in Proposal One, will serve on the Audit Committee: Gene M. Betts, Thomas S. Case, J. Gary Gradinger, and Philip J. Kennedy.

Which independent auditors did the Board select?

The Board, including all of the independent Directors, has approved the selection of Ernst & Young, LLP, One Kansas City Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105 as auditors for the current fiscal year ending March 31, 2001. Ernst & Young, LLP has served as the auditor for each Fund since its inception. As auditor, Ernst & Young, LLP examines and reports on the fiscal year-end financial statements and certain related U.S. Securities and Exchange Commission filings. Each year, the auditors give an opinion on the financial statements in the Buffalo Funds' Annual Report to Shareholders. The most recent Annual Report is dated March 31, 2000.

Representatives of Ernst & Young, LLP are not expected to be present at the Meeting.

What is the required vote?

Provided a quorum is present, the ratification of Ernst & Young, LLP as independent auditor for each Fund requires the affirmative vote of a majority of the outstanding shares of that Fund.

The Board of Directors Unanimously Recommends That You Vote To Approve Proposal Three.


                                  PROPOSAL FOUR

                       To Grant The Proxyholders Authority
                        To Vote Upon Any Other Business
                   That May Properly Come Before The Meeting.

The Directors do not intend to bring any matters before the Meeting other than Proposals One, Two and Three, and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

                             ADDITIONAL INFORMATION

Reports to Shareholders and Financial Statements. The Buffalo Funds' last audited financial statements and annual report, for the fiscal year ended March 31, 2000, and the semi-annual report dated September 30, 2000, are available free of charge. To obtain a copy, please call the Buffalo Funds toll-free at 1-800-492-8332, or in the Kansas City area at (816) 751-5900, or forward a written request to Buffalo Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

Principal Shareholders. As of December 15, 2000, the Buffalo Funds had the following numbers of shares outstanding and total net assets.

        Fund                             Shares          Net Assets

 Buffalo Balanced Fund, Inc.           2,723,590        $24,920,846
 Buffalo Equity Fund, Inc.             1,723,095         38,838.565
 Buffalo USA Global Fund, Inc.         2,282,945         52,051,148
 Buffalo High Yield Fund, Inc.         3,714,951         36,629,412
 Buffalo Small Cap Fund, Inc.          2,780,641         44,573,670


From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of management, as of December 15, 2000, no entities held beneficially or of record more than 5% of any Buffalo Fund's outstanding shares.

In addition, to the knowledge of the Buffalo Funds' management, as of December 15, 2000, no Director or Nominee owned 1% or more of any outstanding shares of the Buffalo Fund, and the officers and Directors of the Buffalo Funds owned, as a group, less than 1% of each Buffalo Fund's outstanding shares.

Other Voting Information. You may attend the Meeting and vote in person or you may complete and return the proxy card(s). Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote on Proposals One, Two or Three, your shares will be voted FOR such proposals and to GRANT discretionary authority to the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal Four). You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Buffalo Funds, (2) forwarding to the Buffalo Funds a later-dated proxy card that is received by the Buffalo Funds at or prior to the Meeting, or (3) attending the Meeting and voting in person.

Solicitation of Proxies. The cost of soliciting proxies will be borne by Kornitzer. Kornitzer may also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Buffalo Funds expect that the solicitation will be primarily by mail, but also may include telephone or facsimile solicitations. In addition to solicitations by mail, some of the executive officers and employees of the Buffalo Funds, Kornitzer, Jones & Babson, and any affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

The Notice of Meeting, the proxy cards, and the proxy statement were mailed to shareholders of record on or about January 3, 2001.

Voting by Broker-Dealers. Management expects that, before the Meeting, broker-dealer firms holding shares of the Buffalo Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, management understands that stock exchange rules will not permit the broker-dealers to vote on the New Agreements on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of each Fund's outstanding shares, present in person or represented by proxy, constitutes a quorum for that Fund at the Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will have the same effect as a vote against a proposal, except in the case of the election of Directors, where they would have no effect.

Other Matters and Discretion of Attorneys Named in the Proxy. The Buffalo Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Buffalo Funds' principal office, BMA Tower, 700 Karnes Boulevard, Kansas City, MO 64108, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Buffalo Funds.

                                  By order of the Board of Directors,

                                      Martin A. Cramer
                                      Secretary

Dated:  January 5, 2000
Kansas City, Missouri

                                    EXHIBIT

                          FORM OF MANAGEMENT AGREEMENT

                                     between

                       KORNITZER CAPITAL MANAGEMENT, INC.

                                       and

                                   [FUND NAME]

         THIS AGREEMENT, made and entered into this ___ day of _________, 200_, by and between [FUND NAME] (a Maryland corporation, hereinafter referred to as the "Fund") and KORNITZER CAPITAL MANAGEMENT, INC., a corporation organized under the laws of the State of Kansas (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

         WHEREAS the Fund was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940, as amended ("Act"), under which it is registered with the Securities and Exchange Commission, and

         WHEREAS the Manager is registered as an investment advisor under the Investment Advisers Act of 1940 and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor, and

         WHEREAS the Fund and Manager desire to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee,

         NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

         1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

         The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

         All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

         2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this Agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws equal to one percent (1%) of the average total net assets of the Fund.

         3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         4. It is understood and agreed that the Directors, officers, agents, employees and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

         5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force for an initial two year term and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager, as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares" and "interested persons" shall have the same meaning as similar terms contained in the Act.

         6. [Protection of "Buffalo" name to be provided by SRSY.] It is specifically provided in this Agreement that the Manager is to secure the services of JONES & BABSON, INC. of Kansas City, Missouri (at the sole expense of the Manager), as its Fund Service Provider to furnish certain administrative services anticipated under this agreement, as described in a separate services agreement between the parties, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

         7. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

         8. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                            [FUND NAME]


                                              By:
                                                 Stephen S. Soden
ATTEST:


Martin A. Cramer
                                            KORNITZER CAPITAL MANAGEMENT, INC.


                                              By:
                                                 John C. Kornitzer
ATTEST:

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


PROXY                                                                      PROXY



          Please fold and detach card at perforation before mailing




BUFFALO BALANCED FUND, INC.                      SPECIAL MEETING OF SHAREHOLDERS
                                                                February 7, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Buffalo Balanced Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at 2:00 p.m., Central time on February 7, 2001, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                                 Date  ________________________

                                                       ________________________
                                                             Signature(s)


              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                                                             440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                   NO POSTAGE REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing







This proxy is solicited on behalf of the Board of Directors of Buffalo Balanced Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1, 2 and 3. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, Proposal 4 gives authorization to the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 and 3.


1. Election of Directors: To withhold authority to vote for any FOR all Vote Withheld For all nominees individual nominee, strike a line through the nominee's name in nominees for all (except as marked to the list below. the contrary)

        Gene M. Betts           Thomas S. Case          Kent W.  Gasaway
        J. Gary  Gradinger      Philip J. Kennedy       Stephen S. Soden

        [ ]     FOR all nominees
        [ ]     Vote Withheld for all
        [ ]     FOR all nominess (except as marked to the contrary at left)


2. To approve a new Management Agreement between the Fund and Kornitzer Capital Management, Inc.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



3. To ratify the selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



4. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

        GRANT   WITHHOLD        ABSTAIN
        [ ]     [ ]             [ ]



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


                                          440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


PROXY                                                                      PROXY



          Please fold and detach card at perforation before mailing




BUFFALO EQUITY FUND, INC.                        SPECIAL MEETING OF SHAREHOLDERS
                                                                February 7, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Buffalo Balanced Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at 2:00 p.m., Central time on February 7, 2001, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                                 Date  ________________________

                                                       ________________________
                                                             Signature(s)


              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                                                             440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                   NO POSTAGE REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing







This proxy is solicited on behalf of the Board of Directors of Buffalo Balanced Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1, 2 and 3. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, Proposal 4 gives authorization to the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 and 3.


1. Election of Directors: To withhold authority to vote for any FOR all Vote Withheld For all nominees individual nominee, strike a line through the nominee's name in nominees for all (except as marked to the list below. the contrary)

        Gene M. Betts           Thomas S. Case          Kent W.  Gasaway
        J. Gary  Gradinger      Philip J. Kennedy       Stephen S. Soden

        [ ]     FOR all nominees
        [ ]     Vote Withheld for all
        [ ]     FOR all nominess (except as marked to the contrary at left)


2. To approve a new Management Agreement between the Fund and Kornitzer Capital Management, Inc.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



3. To ratify the selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



4. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

        GRANT   WITHHOLD        ABSTAIN
        [ ]     [ ]             [ ]



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


                                          440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


PROXY                                                                      PROXY



          Please fold and detach card at perforation before mailing




BUFFALO USA GLOBAL FUND, INC.                    SPECIAL MEETING OF SHAREHOLDERS
                                                                February 7, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Buffalo Balanced Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at 2:00 p.m., Central time on February 7, 2001, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                                 Date  ________________________

                                                       ________________________
                                                             Signature(s)


              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                                                             440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                   NO POSTAGE REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing







This proxy is solicited on behalf of the Board of Directors of Buffalo Balanced Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1, 2 and 3. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, Proposal 4 gives authorization to the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 and 3.


1. Election of Directors: To withhold authority to vote for any FOR all Vote Withheld For all nominees individual nominee, strike a line through the nominee's name in nominees for all (except as marked to the list below. the contrary)

        Gene M. Betts           Thomas S. Case          Kent W.  Gasaway
        J. Gary  Gradinger      Philip J. Kennedy       Stephen S. Soden

        [ ]     FOR all nominees
        [ ]     Vote Withheld for all
        [ ]     FOR all nominess (except as marked to the contrary at left)


2. To approve a new Management Agreement between the Fund and Kornitzer Capital Management, Inc.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



3. To ratify the selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



4. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

        GRANT   WITHHOLD        ABSTAIN
        [ ]     [ ]             [ ]



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


                                          440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


PROXY                                                                      PROXY



          Please fold and detach card at perforation before mailing




BUFFALO HIGH YIELD FUND, INC.                    SPECIAL MEETING OF SHAREHOLDERS
                                                                February 7, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Buffalo Balanced Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at 2:00 p.m., Central time on February 7, 2001, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                                 Date  ________________________

                                                       ________________________
                                                             Signature(s)


              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                                                             440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                   NO POSTAGE REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing







This proxy is solicited on behalf of the Board of Directors of Buffalo Balanced Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1, 2 and 3. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, Proposal 4 gives authorization to the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 and 3.



1. Election of Directors: To withhold authority to vote for any FOR all Vote Withheld For all nominees individual nominee, strike a line through the nominee's name in nominees for all (except as marked to the list below. the contrary)

        Gene M. Betts           Thomas S. Case          Kent W.  Gasaway
        J. Gary  Gradinger      Philip J. Kennedy       Stephen S. Soden

        [ ]     FOR all nominees
        [ ]     Vote Withheld for all
        [ ]     FOR all nominess (except as marked to the contrary at left)


2. To approve a new Management Agreement between the Fund and Kornitzer Capital Management, Inc.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



3. To ratify the selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



4. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

        GRANT   WITHHOLD        ABSTAIN
        [ ]     [ ]             [ ]



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


                                          440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


PROXY                                                                      PROXY



          Please fold and detach card at perforation before mailing




BUFFALO SMALL CAP FUND, INC.                     SPECIAL MEETING OF SHAREHOLDERS
                                                                February 7, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Buffalo Balanced Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at 2:00 p.m., Central time on February 7, 2001, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                                 Date  ________________________

                                                       ________________________
                                                             Signature(s)


              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                                                             440,441,442,443,444

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                   NO POSTAGE REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing







This proxy is solicited on behalf of the Board of Directors of Buffalo Balanced Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1, 2 and 3. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, Proposal 4 gives authorization to the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 and 3.


1. Election of Directors: To withhold authority to vote for any FOR all Vote Withheld For all nominees individual nominee, strike a line through the nominee's name in nominees for all (except as marked to the list below. the contrary)

        Gene M. Betts           Thomas S. Case          Kent W.  Gasaway
        J. Gary  Gradinger      Philip J. Kennedy       Stephen S. Soden

        [ ]     FOR all nominees
        [ ]     Vote Withheld for all
        [ ]     FOR all nominess (except as marked to the contrary at left)


2. To approve a new Management Agreement between the Fund and Kornitzer Capital Management, Inc.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



3. To ratify the selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001.

        FOR     AGAINST         ABSTAIN
        [ ]     [ ]             [ ]



4. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

        GRANT   WITHHOLD        ABSTAIN
        [ ]     [ ]             [ ]



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


                                                             440,441,442,443,444